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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               TYLER CORPORATION
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                     PROXY

                               TYLER CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned hereby (1) acknowledges receipt of the Notice dated March 27, 1998 of the annual meeting of stockholders of Tyler Corporation (the "Company") to be held at Suite 2820, San Jacinto Tower, 2121 San Jacinto Street, Dallas, Texas, on Tuesday, April 28, 1998 at 10:00 a.m., Dallas time, and the proxy statement in connection therewith, and (2) appoints Louis A. Waters and C.A. Rundell, Jr., and each of them, his proxies with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at said meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as indicated on the reverse side hereof. If only one of the above proxies shall be present in person or by substitute at such meeting or at any adjournment thereof, that proxy so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

SEE REVERSE                                                       SEE REVERSE
   SIDE                                                              SIDE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
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[X] Please mark
    votes as in
    this example.

    THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO BELOW.

1.   Election of Directors:

     NOMINEES: Lorch, Meyer, Oates, Rundell, Russell, Waters

                    [ ]  FOR ALL             [ ] WITHHOLD AUTHORITY FOR
                         NOMINEES                     ALL NOMINEES

[ ]
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TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK
ABOVE AND WRITE NOMINEE'S NAME(S) IN SPACE PROVIDED.

2.   Approval of amendment to the Tyler        FOR       AGAINST      ABSTAIN
     Corporation Stock Option Plan.            [ ]         [ ]          [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT               [ ]

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Please sign this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

Signature:             Date:          Signature:              Date:
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